AMCAP FUND, INC.

                                     Part B
                      Statement of Additional Information

                                May 1, 2003

                         (as amended March 1, 2004)



This document is not a prospectus but should be read in conjunction with the current prospectus of AMCAP Fund (the "fund or "AMCAP") dated May 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       19
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       33
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Shareholder Account Services and Privileges . . . . . . . . . . . .       37
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       40
General Information . . . . . . . . . . . . . . . . . . . . . . . .       40
Class A Share Investment Results and Related Statistics . . . . . .       42
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44
Financial Statements




                              AMCAP Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINES

..    The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's Investment Adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets.

..    The fund may also invest in securities convertible into common stocks, straight debt securities (i.e., not convertible into equity), cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.


DEBT SECURITIES

..    The fund may invest in debt securities with an investment grade rating by
     Standard & Poor's Corporation or Moody's Investors Service, Inc. (or unrated but considered to be of equivalent quality).

                      *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.

                              AMCAP Fund - Page 2

Certain risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


                              AMCAP Fund - Page 3

U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


4(2) COMMERCIAL PAPER - The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage

                              AMCAP Fund - Page 4
commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. The fund's portfolio turnover rate for the fiscal year ended 2003 was 18%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.



                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by a fund.


1.   The fund may not invest in:

     (a)
     real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

     (b)   commodities or commodity contracts;

     (c)   companies for the purpose of exercising control or management;

     (d)
     the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

     (e)
     securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

     (f)
     any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

     (g)
     any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.

                              AMCAP Fund - Page 5

3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.


Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.


The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval:


1. The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets. (Notwithstanding this restriction, if deemed advisable by its officers, compensation paid by the fund to its Directors may be invested in securities of this or other investment companies under a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.)

2. The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3. The fund may not issue senior securities except as permitted under the 1940 Act.

                              AMCAP Fund - Page 6

                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS AND OFFICERS

                                      YEAR FIRST                                             NUMBER OF BOARDS
                         POSITION      ELECTED                                                WITHIN THE FUND
                         WITH THE     A DIRECTOR        PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ ON WHICH
     NAME AND AGE          FUND     OF THE FUND/1/               PAST 5 YEARS                 DIRECTOR SERVES
-----------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
----------------------------------------------------------------------------------------------------------------
 H. Frederick            Director        1998        Private investor; former President             19
 Christie                                            and Chief Executive Officer, The
 Age: 69                                             Mission Group (non-utility holding
                                                     company subsidiary of Southern
                                                     California Edison Company)
-----------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director        1998        Founder and President, M.A.D., Inc.             3
 Age: 56                                             (communications company); Former
                                                     Editor-in-Chief, Los Angeles Herald
                                                                      ------------------
                                                     Examiner
                                                     --------
-----------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director        1990        Chairman and Chief Executive Officer,          16
 Age: 67                                             Senior Resource Group LLC
                                                     (development and management of senior
                                                     living communities)
                                                                                            ---------------------
--------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director        1998        Private investor; Chairman and Chief            5
 Age: 49                                             Executive Officer, Ladera Management
                                                     Company (venture capital and
                                                     agriculture); former owner and
                                                     President, Energy Investment, Inc.
                                                                                            ---------------------
--------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director        1999        Senior Associate, Reuters Foundation;           3
 Age: 58                                             Senior Fellow, Institute for
                                                     International Economics; Senior
                                                     Adviser, Financial News of London;
                                                              ------------------------
                                                     former Vice President, The Brookings
                                                     Institution
-----------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director        1986        Chairman/Chief Executive Officer,               6
 Age: 63                                             Cairnwood, Inc. (venture capital
                                                     investment)
-----------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director        1998        President of the Salzburg Seminar;              3
 Age: 66                                             President Emeritus, Middlebury
                                                     College
-----------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director        1999        President, University of Southern               2
 Age: 62                                             California
-----------------------------------------------------------------------------------------------------------------


                          OTHER DIRECTORSHIPS/3// /HELD
     NAME AND AGE                  BY DIRECTOR
--------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
--------------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 69                 Southwest Water Company;
                         Valero L.P.
--------------------------------------------------------
 Mary Anne Dolan         None
 Age: 56
--------------------------------------------------------
 Martin Fenton           None
 Age: 67
--------------------------------------------------------
 Mary Myers Kauppila     None
 Age: 49
--------------------------------------------------------
 Bailey Morris-Eck       None
 Age: 58
--------------------------------------------------------
 Kirk P. Pendleton       None
 Age: 63
--------------------------------------------------------
 Olin C. Robison         None
 Age: 66
--------------------------------------------------------
 Steven B. Sample        UNOVA, Inc.;
 Age: 62                 William Wrigley Jr. Company
--------------------------------------------------------



                              AMCAP Fund - Page 7

                                                            PRINCIPAL OCCUPATION(S) DURING
                                           YEAR FIRST              PAST 5 YEARS AND
                                            ELECTED                 POSITIONS HELD              NUMBER OF BOARDS
                           POSITION        A DIRECTOR          WITH AFFILIATED ENTITIES          WITHIN THE FUND
                           WITH THE      AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER      COMPLEX/2/ ON WHICH
     NAME AND AGE            FUND        OF THE FUND/1/              OF THE FUND                 DIRECTOR SERVES
--------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------
 Claudia P.              President and     1992-1994      Senior Vice President, Capital                1
 Huntington              Director             1996        Research and Management Company
 Age: 51
--------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     Chairman of          1986        Chairman of the Board and                     2
 Age: 64                 the Board                        Principal Executive Officer,
                                                          Capital Research and Management
                                                          Company; Director, American Funds
                                                          Distributors, Inc.*; Director, The
                                                          Capital Group Companies, Inc.*;
                                                          Chairman of the Board, Capital
                                                          Management Services, Inc.*;
                                                          Director, Capital Strategy
                                                          Research, Inc.*
--------------------------------------------------------------------------------------------------------------------




                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                 BY DIRECTOR
------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------
 Claudia P.              None
 Huntington
 Age: 51
------------------------------------------------------
 R. Michael Shanahan     None
 Age: 64
------------------------------------------------------




                              AMCAP Fund - Page 8

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                             POSITION         YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                             WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE               FUND             OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour         Senior Vice               1996         Executive Vice President and Director, Capital Research and
 Age: 42                    President                             Management Company; Director, The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.        Senior Vice               1994         Executive Vice President and Director, Capital Research and
 Age: 54                    President                             Management Company; Director, American Funds Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson        Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 C. Ross                  Vice President             1999         Vice President and Director, Capital Research Company*
 Sappenfield
 Age: 37
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart R. Strachan       Vice President             2000         Vice President and Senior Counsel - Fund Business Management
 Age: 46                                                          Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams          Secretary             1984-1998       Vice President - Fund Business Management Group, Capital Research
 Age: 54                                             2000         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson          Treasurer                1998         Vice President - Fund Business Management Group, Capital Research
 Age: 34                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Robert P. Simmer      Assistant Treasurer           1994         Vice President - Fund Business Management Group, Capital Research
 Age: 42                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




* Company affiliated with Capital Research and Management Company.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except C. Ross Sappenfield, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                              AMCAP Fund - Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton               $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila         $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison             $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED FEBRUARY 28, 2003

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $14,000 to Directors who are not affiliated with the Investment Adviser, $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

                              AMCAP Fund - Page 10

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $18,650/3/                       $239,025 /3/
 Christie
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $20,000                          $108,000
------------------------------------------------------------------------------------------
 Martin Fenton                  $20,200/3/                       $214,500 /3/
------------------------------------------------------------------------------------------
 Mary Myers Kauppila            $20,600/3/                       $132,500 /3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $21,000/3/                       $107,000 /3/
------------------------------------------------------------------------------------------
 Kirk P. Pendleton              $20,500/3/                       $167,300 /3/
------------------------------------------------------------------------------------------
 Olin C. Robison                $20,500/3/                       $112,500 /3/
------------------------------------------------------------------------------------------
 Steven B. Sample               $19,250                          $  41,500
------------------------------------------------------------------------------------------




1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Directors is as follows: H. Frederick Christie ($53,495), Martin Fenton ($93,558), Mary Myers Kauppila ($81,051), Bailey Morris-Eck ($47,172), Kirk P. Pendleton ($154,924) and Olin C. Robison ($62,247). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 1, 2003, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990. All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of the fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They

                              AMCAP Fund - Page 11
may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R share classes are generally available only to retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The R share classes are described in more detail in the fund's Retirement Plan Statement of Additional Information.


The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. Four Audit Committee meetings were held during the 2003 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement


                              AMCAP Fund - Page 12
and Plans of Distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The fund has a Nominating Committee comprised of H. Frederick Christie, Mary Anne Dolan and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2003 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until March 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                              AMCAP Fund - Page 13

In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment Adviser (including comparisons to a group of publicly held mutual fund managers) and comparative data for other mutual funds and selected indexes.


In reviewing the quality of services provided to the fund, the Committee noted that, although the fund's absolute results were negative during the nine months ended September 30, 2002, its results relative to its peers were highly favorable both for 2001 and the five and ten years ended September 30, 2002, which placed it among the upper rankings of its peer group. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

                              AMCAP Fund - Page 14

The Agreement provides for monthly fees, accrued daily, based on the following annual rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.485%                  $0                         $1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion
------------------------------------------------------------------------------


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2003, 2002 and 2001, the Investment Adviser received from the fund advisory fees of $27,649,000, $27,071,000 and $27,225,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until March 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.

                              AMCAP Fund - Page 15

As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


During the fiscal period ended 2003, administrative services fees paid by the fund were:


                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                                $412,000
------------------------------------------------------------------------------
               CLASS F                                 417,000
------------------------------------------------------------------------------
             CLASS 529-A                                39,000
------------------------------------------------------------------------------
             CLASS 529-B                                15,000
------------------------------------------------------------------------------
             CLASS 529-C                                17,000
------------------------------------------------------------------------------
             CLASS 529-E                                 2,000
------------------------------------------------------------------------------
             CLASS 529-F                                   168
------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.

                              AMCAP Fund - Page 16

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR
                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
                                                               OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2003            $4,196,000          $19,764,000
                                                  2002             3,477,000           16,084,000
                                                  2001             2,012,000            9,060,000
                 CLASS B                          2003             1,499,000            7,739,000
                                                  2002             1,011,000            5,743,000
                                                  2001               264,000            1,606,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2003               246,000            1,185,000
                                                  2002                 5,000               22,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2003                77,000              540,000
                                                  2002                 1,000                5,000
-----------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of

                              AMCAP Fund - Page 17
the average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2003 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $17,325,000                 $2,488,000
------------------------------------------------------------------------------
        CLASS B                   2,467,000                    265,000
------------------------------------------------------------------------------
        CLASS C                   2,049,000                    283,000
------------------------------------------------------------------------------
        CLASS F                     545,000                     54,000
------------------------------------------------------------------------------
      CLASS 529-A                    27,000                      1,000
------------------------------------------------------------------------------
      CLASS 529-B                    67,000                      9,000
------------------------------------------------------------------------------
      CLASS 529-C                    80,000                     11,000
------------------------------------------------------------------------------
      CLASS 529-E                     7,000                      1,000
------------------------------------------------------------------------------
      CLASS 529-F                       250                         85
------------------------------------------------------------------------------



                              AMCAP Fund - Page 18

OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.

As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

         1717 Capital Management Company
         A. G. Edwards & Sons, Inc.
         AIG/SunAmerica Group
         American General/Franklin Financial
         Ameritas/The Advisors Group
         AXA Advisors, LLC
         Baird/NMIS Group
         Cadaret, Grant & Co., Inc.
         Cambridge Investment Research, Inc.
         Capital Analysts, Inc.
         Commonwealth Financial Network
         Cuna Brokerage Services, Inc.
         Deutsche Bank Securities Inc.
         Edward Jones
         Ferris, Baker Watts, Inc.
         GE Independent Accountant Network
         Hefren-Tillotson, Inc.
         Hornor, Townsend & Kent, Inc.
         ING Advisors Network
         InterSecurities, Inc.
         Investacorp, Inc.
         Janney Montgomery Scott LLC
         Jefferson Pilot Securities Corporation
         JJB Hilliard/PNC Bank
         Legg Mason Wood Walker, Inc.
         Lincoln Financial Advisors Corporation
         Linsco/Private Ledger Corp.
         McDonald Investments/Society National Bank
         Merrill Lynch, Pierce, Fenner & Smith Inc.
         Metlife Enterprises
         MML Investors Services, Inc.
         Morgan Keegan & Company, Inc.
         NatCity Investment, Inc.
         National Planning Holdings
         NFP Securities, Inc.
         PacLife Group
         Park Avenue Securities LLC
         Princor/PPI
         ProEquities, Inc.
         Raymond James Group
         RBC Dain Rauscher Inc.
         Securian/C.R.I.
         Securities Service Network Inc.
         Signator Investors, Inc.
         Smith Barney
         Stifel, Nicolaus & Company, Inc.
         The O.N. Equity Sales Company
         UBS Financial Services Inc.
         US Bancorp Piper Jaffray Group
         Wachovia Group
         WS Griffith Securities, Inc.




                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.



To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term)

                              AMCAP Fund - Page 19
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain

                              AMCAP Fund - Page 20
     the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying

                              AMCAP Fund - Page 21
shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                              AMCAP Fund - Page 22

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#-21000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------




                              AMCAP Fund - Page 23

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.


                              AMCAP Fund - Page 24

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409



                              AMCAP Fund - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)




                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working

                              AMCAP Fund - Page 26
hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers (including assistants directly employed by individual registered investment advisers) registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

                              AMCAP Fund - Page 27

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at

                              AMCAP Fund - Page 28
net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference

                              AMCAP Fund - Page 29
     between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

                              AMCAP Fund - Page 30

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When deter-

                              AMCAP Fund - Page 31
     mining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of Col-

                              AMCAP Fund - Page 32
legeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

                              AMCAP Fund - Page 33

Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to

                              AMCAP Fund - Page 34
address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --    Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union

                              AMCAP Fund - Page 35
          that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     -- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     -- You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     -- Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     --   Checks must be made payable to the registered shareholder(s).

     -- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -- You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of
             America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                              AMCAP Fund - Page 36

If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid by the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:

                              AMCAP Fund - Page 37

(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the

                              AMCAP Fund - Page 38
day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
 However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per

                              AMCAP Fund - Page 39
share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS


The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001, amounted to $7,880,000, $4,817,000 and $5,291,000, respectively.



                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $9,074,000 for Class A shares and $389,000 for Class B shares for the 2003 fiscal year.

                              AMCAP Fund - Page 40

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund and for Directors who are not interested persons (as defined by the 1940 Act) of the fund. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's Investment Adviser or any of its affiliated companies, but provides an immaterial amount of estate planning and similar work for a limited number of Investment Adviser personnel. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on February 28 or 29. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

                              AMCAP Fund - Page 41

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- FEBRUARY 28, 2003

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.78
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.56


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 0.17% based on a 30-day (or one month) period ended February 28, 2003, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended February 28, 2003 were -20.53%, 2.41% and 9.88%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended February 28, 2003 were -15.70%, 3.63% and 10.53%, respectively.



The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.

                              AMCAP Fund - Page 42

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

                              AMCAP Fund - Page 43

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

                              AMCAP Fund - Page 44

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

                              AMCAP Fund - Page 45

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C

"A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                              AMCAP Fund - Page 46

Amcap Fund
Investment portfolio, February 28, 2003

[BEGIN PIE CHART]
INDUSTRY DIVERSIFICATION
Commercial services & supplies 7.39%
Pharmaceuticals 5.22%
Semiconductor equipment & products 5.18%
Media 5.16%
Diversified financials 5.02%
Other industries 49.08%
Cash & equivalents 22.95%
[END PIE CHART]

LARGEST EQUITY HOLDINGS          Percent
                                  of net
                                  assets
Cisco Systems                     1.79%
eBay                              1.67
Concord EFS                       1.63
Capital One Financial             1.55
Lowe's Companies                  1.49
Medtronic                         1.49
Fannie Mae                        1.44
American International Group      1.39
Oracle                            1.36
Applied Materials                 1.33

                                                                                                            Market
                                                                                                             value
Equity securities (common and convertible preferred stocks)                               Shares              (000)

COMMERCIAL SERVICES & SUPPLIES  -  7.39%
Concord EFS, Inc.  (1)                                                                11,300,000      $    125,430
Avery Dennison Corp.                                                                   1,744,200           100,117
Robert Half International Inc.  (1)                                                    5,900,000            79,001
Paychex, Inc.                                                                          1,600,000            41,952
Sabre Holdings Corp., Class A  (1)                                                     2,500,000            41,400
DeVry Inc.  (1)                                                                        2,283,700            39,006
Ceridian Corp.  (1)                                                                    2,400,000            33,120
Automatic Data Processing, Inc.                                                          800,000            26,000
Pitney Bowes Inc.                                                                        700,000            21,728
Education Management Corp.  (1)                                                          550,000            20,834
ServiceMaster Co.                                                                      1,700,000            16,609
Apollo Group, Inc., Class A  (1)                                                         325,000            15,060
Ionics, Inc.  (1)                                                                        354,200             7,364


PHARMACEUTICALS  -  5.22%
Bristol-Myers Squibb Co.                                                               4,225,000            98,442
Forest Laboratories, Inc.  (1)                                                         1,800,000            89,640
Eli Lilly and Co.                                                                      1,395,000            78,901
Medicis Pharmaceutical Corp., Class A  (1)                                             1,325,000            61,745
Pfizer Inc                                                                             1,218,200            36,327
Merck & Co., Inc.                                                                        400,000            21,100
Schering-Plough Corp.                                                                    800,000            14,416


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  5.18%
Applied Materials, Inc.  (1)                                                           7,900,000           102,542
Texas Instruments Inc.                                                                 4,000,000            67,000
Linear Technology Corp.                                                                1,700,000            52,139
Xilinx, Inc.  (1)                                                                      2,250,000            51,525
Maxim Integrated Products, Inc.                                                        1,350,000            46,629
Altera Corp.  (1)                                                                      3,100,000            38,843
KLA-Tencor Corp.  (1)                                                                    550,000            19,662
Analog Devices, Inc.  (1)                                                                650,000            18,954


MEDIA  -  5.16%
Viacom Inc., Class B, nonvoting  (1)                                                   2,700,000           100,251
AOL Time Warner Inc.  (1)                                                              8,647,500            97,890
Comcast Corp., Class A, special stock, nonvoting  (1)                                  2,500,000            70,225
Liberty Media Corp., Class A  (1)                                                      7,600,000            69,844
Interpublic Group of Companies, Inc.                                                   5,995,300            57,855


DIVERSIFIED FINANCIALS  -  5.02%
Capital One Financial Corp.                                                            3,851,200           119,272
Fannie Mae                                                                             1,731,000           110,957
SLM Corp.                                                                                725,000            78,989
Freddie Mac                                                                            1,400,000            76,510


MULTILINE RETAIL  -  4.12%
Kohl's Corp.  (1)                                                                      2,090,000           102,201
Target Corp.                                                                           3,350,000            95,977
Dollar General Corp.                                                                   8,410,000            87,380
Costco Wholesale Corp.  (1)                                                            1,000,000            30,520


HEALTH CARE EQUIPMENT & SUPPLIES  -  3.60%
Medtronic, Inc.                                                                        2,560,000           114,432
Applera Corp. - Applied Biosystems Group                                               3,630,900            66,627
Guidant Corp.  (1)                                                                     1,713,300            61,268
Becton, Dickinson and Co.                                                              1,000,000            34,400


SOFTWARE  -  3.30%
Oracle Corp.  (1)                                                                      8,710,000           104,172
Microsoft Corp.                                                                        2,720,000            64,464
National Instruments Corp.  (1)                                                        1,412,500            47,573
Macromedia, Inc.  (1)                                                                  2,000,000            31,680
Cadence Design Systems, Inc.  (1)                                                        500,000             5,295


HEALTH CARE PROVIDERS & SERVICES  -  3.08%
Express Scripts, Inc.  (1)                                                             1,900,000            98,268
WellPoint Health Networks Inc.  (1)                                                      850,000            57,808
HCA Inc.                                                                               1,400,000            57,736
IMS Health Inc.                                                                        1,484,600            22,269


INSURANCE  -  2.52%
American International Group, Inc.                                                     2,168,750           106,898
First American Corp.                                                                   1,500,000            34,650
Reinsurance Group of America, Inc.                                                     1,000,000            26,430
Mercury General Corp.                                                                    700,000            25,347


INTERNET & CATALOG RETAIL  -  2.47%
eBay Inc.  (1)                                                                         1,640,000           128,609
USA Interactive  (1)                                                                   2,500,000            61,325


SPECIALTY RETAIL  -  2.24%
Lowe's Companies, Inc.                                                                 2,920,000           114,756
Gap, Inc.                                                                              3,880,000            50,595
AutoZone, Inc.  (1)                                                                      100,000             6,580


BANKS  -  1.99%
Wells Fargo & Co.                                                                      1,700,000            77,095
M&T Bank Corp.                                                                           959,230            75,798


HOTELS, RESTAURANTS & LEISURE  -  1.91%
Carnival Corp.                                                                         2,925,200            67,192
Brinker International, Inc.  (1)                                                       1,725,000            47,817
International Game Technology  (1)                                                       312,500            24,556
Papa John's International, Inc.  (1)                                                     300,000             7,131


WIRELESS TELECOMMUNICATION SERVICES  -  1.89%
Nextel Communications, Inc., Class A  (1)                                              6,150,000            86,592
AT&T Wireless Services, Inc.  (1)                                                      7,703,300            45,526
Western Wireless Corp., Class A  (1)                                                   2,075,000            12,658


COMMUNICATIONS EQUIPMENT  -  1.79%
Cisco Systems, Inc.  (1)                                                               9,829,300           137,414


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.77%
Solectron Corp.  (1)                                                                  13,140,000            41,391
Sanmina-SCI Corp.  (1)                                                                 8,660,000            37,238
Jabil Circuit, Inc.  (1)                                                               1,737,000            28,852
Rogers Corp.  (1)                                                                        750,000            21,585
Tech Data Corp.  (1)                                                                     300,000             6,786


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.75%
CenturyTel, Inc.                                                                       2,890,000            79,186
ALLTEL Corp. 7.75% 2005                                                                  800,000            36,720
ALLTEL Corp.                                                                             417,700            18,137


OIL & GAS  -  1.43%
Devon Energy Corp.                                                                     1,200,000            57,840
Apache Corp.                                                                             800,000            52,224


COMPUTERS & PERIPHERALS  -  1.37%
EMC Corp.  (1)                                                                         8,500,000            62,815
International Business Machines Corp.                                                    300,000            23,385
Lexmark International, Inc., Class A  (1)                                                300,000            18,723


TOBACCO  -  1.26%
Altria Group, Inc. (formerly Philip Morris Companies Inc.)                             2,500,000            96,625


PERSONAL PRODUCTS  -  1.06%
Avon Products, Inc.                                                                    1,560,000            81,120


INDUSTRIAL CONGLOMERATES  -  0.97%
General Electric Co.                                                                   3,100,000            74,555


AIRLINES  -  0.96%
Southwest Airlines Co.                                                                 6,085,000            73,446


INTERNET SOFTWARE & SERVICES  -  0.72%
Yahoo! Inc.  (1)                                                                       2,655,600            55,369


ENERGY EQUIPMENT & SERVICES  -  0.67%
Schlumberger Ltd.                                                                      1,240,000            51,596


BIOTECHNOLOGY  -  0.65%
Genentech, Inc.  (1)                                                                     800,000            28,288
Amgen Inc.  (1)                                                                          400,000            21,856


MULTI-UTILITIES & UNREGULATED POWER  -  0.65%
Duke Energy Corp.                                                                      2,499,000            33,761
Calpine Corp.  (1)                                                                     5,750,000            16,043


OFFICE ELECTRONICS  -  0.64%
Zebra Technologies Corp., Class A  (1)                                                   775,000            48,887


FOOD & DRUG RETAILING  -  0.63%
Walgreen Co.                                                                           1,250,000            35,175
Albertson's, Inc.                                                                        700,000            13,181


IT CONSULTING & SERVICES  -  0.51%
Computer Sciences Corp.  (1)                                                           1,250,000            39,075


CONTAINERS & PACKAGING  -  0.42%
Sealed Air Corp.  (1)                                                                    900,000            32,643


CHEMICALS  -  0.40%
Cambrex Corp.                                                                          1,300,000            30,849


TEXTILES, APPAREL & LUXURY GOODS  -  0.18%
NIKE, Inc., Class B                                                                      300,000            13,911


Miscellaneous  -  4.13%
Other equity securities in initial period of acquisition                                                   317,406


Total equity securities (cost: $6,066,240,000)                                                           5,914,986



                                                                                       Principal            Market
                                                                                          amount             value
Short-term securities                                                                       (000)             (000)

Federal agency discount notes  -  12.81%
Freddie Mac 1.21%-1.285% due 3/6-5/29/2003                                           $   404,850      $    404,388
Fannie Mae 1.23%-1.60% due 3/5-6/16/2003                                                 359,900           359,288
Federal Home Loan Bank 1.225%-1.55% due 3/5-4/30/2003                                    219,927           219,691


Corporate short-term notes  -  9.93%
General Dynamics Corp. 1.24%-1.25% due 4/1-5/21/2003 (2)                                  85,800            85,659
Enterprise Funding Corp. 1.26%-1.28% due 3/17-4/17/2003 (2)                               47,800            47,741
Receivables Capital Corp. 1.28% due 3/14/2003 (2)                                         27,300            27,286
Pfizer Inc 1.24%-1.25% due 3/13-4/30/2003 (2)                                             72,800            72,729
Edison Asset Securitization LLC 1.56% due 3/12/2003 (2)                                   33,800            33,782
GE Financial Assurance Holdings Inc. 1.29% due 3/19/2003 (2)                              30,000            29,980
Citicorp 1.33% due 4/28/2003                                                              35,000            34,924
Corporate Asset Funding Co. Inc. 1.25% due 4/8-4/14/2003 (2)                              22,500            22,467
Merck & Co. Inc. 1.24%-1.25% due 3/7-3/27/2003                                            53,000            52,964
Preferred Receivables Funding Corp. 1.26%-1.265% due 3/10-4/21/2003 (2)                   51,800            51,756
Wells Fargo & Co. 1.29% due 3/24/2003                                                     50,000            49,957
Abbott Laboratories Inc. 1.23%-1.24% due 3/11-3/31/2003 (2)                               49,100            49,060
American Express Credit Corp. 1.24%-1.25% due 4/2-4/7/2003                                41,800            41,748
Schlumberger Technology Corp. 1.30%-1.32% due 3/3/2003 (2)                                41,300            41,296
Executive Jet Inc. 1.25%-1.28% due 3/6-3/18/2003 (2)                                      36,500            36,489
Kraft Foods Inc. 1.24% due 3/3-4/23/2003                                                  35,000            34,961
Harley-Davidson Funding Corp. 1.25% due 5/7/2003 (2)                                      25,000            24,940
Schering Corp. 1.30% due 3/14/2003                                                        24,800            24,787
Total short-term securities (cost: $1,745,903,000)                                                       1,745,893


Total investment securities (cost: $7,812,143,000)                                                       7,660,879
Other assets less liabilities                                                                               15,844

Net assets                                                                                              $7,676,723

(1) Security did not produce income during the last 12 months.
(2) Restricted security that can be resold only to institutional investors.
    In practice, this security is as liquid as unrestricted securities in the portfolio.

The descriptions of the companies shown in the portfolio, which are obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THIS PORTFOLIO SINCE AUGUST 31, 2002
Amgen
Apache
Automatic Data Processing
Costco Wholesale
Devon Energy
Express Scripts
First American
General Electric
HCA
Oracle
Sealed Air
Target


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE AUGUST 31,2002
Big Lots
Clear Channel Communications
Electronics for Imaging
Equifax
First Data
Intuit
PMC-Sierra
Staples
VeriSign


Financial statements
Statement of assets and liabilities at February 28, 2003
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market (cost: $7,812,143)                                                            $7,660,879
 Cash                                                                                                                 144
 Receivables for:
  Sales of investments                                                                   $20,960
  Sales of fund's shares                                                                  18,567
  Dividends                                                                                4,933                   44,460
                                                                                                                7,705,483
Liabilities:
 Payables for:
  Purchases of investments                                                                14,740
  Repurchases of fund's shares                                                             6,991
  Investment advisory services                                                             2,087
  Services provided by affiliates                                                          4,158
  Deferred Directors' compensation                                                           763
  Other fees and expenses                                                                     21                   28,760
Net assets at February 28, 2003                                                                                $7,676,723

Net assets consist of:
 Capital paid in on shares of capital stock                                                                    $8,014,023
 Undistributed net investment income                                                                                1,125
 Accumulated net realized loss                                                                                   (187,161)
 Net unrealized depreciation                                                                                     (151,264)
Net assets at February 28, 2003                                                                                $7,676,723

Total authorized capital stock - 750,000 shares, $1.00 par value
                                                                                          Shares          Net asset value
                                                                Net assets           outstanding             per share (1)

Class A                                                          6,640,624               519,627                   $12.78
Class B                                                            298,515                23,762                    12.56
Class C                                                            274,302                21,921                    12.51
Class F                                                            289,127                22,713                    12.73
Class 529-A                                                         39,303                 3,080                    12.76
Class 529-B                                                         12,204                   962                    12.68
Class 529-C                                                         14,435                 1,138                    12.68
Class 529-E                                                          2,829                   222                    12.73
Class 529-F                                                            470                    37                    12.78
Class R-1                                                              743                    58                    12.73
Class R-2                                                           24,489                 1,927                    12.71
Class R-3                                                           23,770                 1,865                    12.75
Class R-4                                                            3,210                   252                    12.76
Class R-5                                                           52,702                 4,123                    12.78
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were
$13.56 and $13.54, respectively.


See Notes to Financial Statements

Statement of operations for the year ended February 28, 2003
(dollars in thousands)
Investment income:
 Income:
  Dividends                                                                               $45,140
  Interest                                                                                 33,630                  $78,770

 Fees and expenses:
  Investment advisory services                                                             27,649
  Distribution services                                                                    22,635
  Transfer agent services                                                                   9,463
  Administrative services                                                                   1,058
  Reports to shareholders                                                                     323
  Registration statement and prospectus                                                       609
  Postage, stationery and supplies                                                          1,148
  Directors' compensation                                                                      12
  Auditing and legal                                                                           80
  Custodian                                                                                   125
  State and local taxes                                                                       112
  Other                                                                                        60
  Total expenses before reimbursement                                                      63,274
   Reimbursement of expenses                                                                   46                   63,228
 Net investment income                                                                                              15,542

Net realized loss and unrealized
 depreciation on investments:
 Net realized loss on investments                                                                                 (186,836)
 Net unrealized depreciation on investments                                                                     (1,186,878)
   Net realized loss and
    unrealized depreciation
    on investments                                                                                              (1,373,714)
Net decrease in net assets resulting
 from operations                                                                                               $(1,358,172)





Statement of changes in net assets
(dollars in thousands)
                                                                                       Year ended               Year ended
                                                                                     February 28,             February 28,
                                                                                             2003                     2002
Operations:
 Net investment income                                                                    $15,542                  $42,224
 Net realized (loss) gain on investments                                                 (186,836)                 127,310
 Net unrealized depreciation
  on investments                                                                       (1,186,878)                (739,189)
  Net decrease in net assets
   resulting from operations                                                           (1,358,172)                (569,655)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                     (13,443)                 (40,091)
 Distributions from net realized gain
  on investments                                                                          (52,719)                (316,801)
   Total dividends and distributions paid
    to shareholders                                                                       (66,162)                (356,892)

Capital share transactions                                                              1,326,884                1,242,769

Total (decrease) increase in net assets                                                   (97,450)                 316,222

Net assets:
 Beginning of year                                                                      7,774,173                7,457,951
 End of year (including undistributed net investment
  income and distributions in excess of
  net investment income: $1,125 and $(824),
  respectively)                                                                        $7,676,723               $7,774,173



See Notes to Financial Statements

Notes to financial statements


1. Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge   Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5%                 Classes B and 529-B
                                               to zero                          convert to
                                               for redemptions within           classes A and 529-A,
                                               six years of                     respectively, after
                                               purchase                         eight years

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within        Class C converts to Class F
                                                one year of purchase          after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:


         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; expenses deferred for tax purposes; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of February 28, 2003, the cost of investment securities for federal income tax purposes was $7,812,466,000.

During the year ended February 28, 2003, the fund reclassified $150,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income                                   $1,888
Short-term and long-term capital loss deferrals                     (186,838)
Gross unrealized appreciation on investment securities               991,598
Gross unrealized depreciation on investment securities            (1,143,185)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $134,958,000 expiring in 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $51,880,000, that were realized during the period November 1, 2002 through February 28, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Share class(1)
                               Distributions from Distributions from        Distributions             Total
                                  ordinary income    ordinary income       from long-term     distributions
                                   Net investment         Short-term        capital gains              paid
                                           income      capital gains
Year ended
February 28, 2003
Class A                                  $ 12,397                  -             $ 48,179          $ 60,576
Class B                                         -                  -                1,603             1,603
Class C                                         -                  -                1,271             1,271
Class F                                       704                  -                1,310             2,014
Class 529-A                                    97                  -                  121               218
Class 529-B                                     -                  -                   36                36
Class 529-C                                     -                  -                   43                43
Class 529-E                                     3                  -                    7                10
Class 529-F                                    -*                  -                    -                -*
Class R-1                                       -                  -                    -                 -
Class R-2                                      17                  -                    1                18
Class R-3                                      18                  -                   -*                18
Class R-4                                       4                  -                   -*                 4
Class R-5                                     203                  -                  148               351
Total                                    $ 13,443                  -             $ 52,719          $ 66,162

                               Distributions from Distributions from        Distributions             Total
                                  ordinary income    ordinary income       from long-term     distributions
                                   Net investment         Short-term        capital gains              paid
                                           income      capital gains

Year ended
February 28, 2002
Class A                                  $ 39,097                  -            $ 310,752         $ 349,849
Class B                                       286                  -                3,626             3,912
Class C                                       228                  -                1,165             1,393
Class F                                       480                  -                1,258             1,738
Total                                    $ 40,091                  -            $ 316,801         $ 356,892

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
     R-5 shares were offered beginning May 15, 2002. Class C and F shares were offered beging March 15, 2001.

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. For the year ended February 28, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.358% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2003, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended February 28, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
                                                  -------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
    Class A         $17,325           $9,074        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          2,467             389          Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          2,049                               $307                $105            Not applicable
                                     Included
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F           545            Included             327                 90             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          27            Included             34                   5                  $23
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          67            Included             10                   5                   7
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          80            Included             12                   5                   8
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          7             Included              2                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          -*            Included             -*                  -*                   1
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           2             Included             -*                   3             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           39            Included              8                  49             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           25            Included              8                  13             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           2             Included              1                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             33                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $22,635           $9,463             $742                $277                 $39
----------------===============================================================================================
     *Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class(1)
                                                                    Reinvestments of
                                                                     dividends and
                                     Sales(2)   Sales(2)             distributions                Repurchases(2)
                                     Amount     Shares             Amount      Shares           Amount     Shares
Year ended February 28, 2003
Class A                         $ 1,671,380    119,951           $ 57,317       4,079     $ (1,160,096)   (85,607)
Class B                             212,471     15,363              1,557         111          (42,120)    (3,219)
Class C                             242,120     17,629              1,230          88          (41,834)    (3,231)
Class F                             275,462     19,996              1,808         130          (79,948)    (6,018)
Class 529-A                          43,692      3,112                217          16           (1,314)      (102)
Class 529-B                          13,598        973                 36           2             (277)       (21)
Class 529-C                          16,257      1,164                 43           3             (483)       (37)
Class 529-E                           3,096        224                 10           1              (37)        (3)
Class 529-F                             507         38                 -*          -*              (22)        (1)
Class R-1                               793         61                  -           -              (32)        (3)
Class R-2                            27,636      2,122                 18           1           (2,524)      (196)
Class R-3                            28,816      2,197                 18           1           (4,326)      (333)
Class R-4                             4,276        325                  4          -*             (967)       (73)
Class R-5                            66,654      4,738                346          25           (8,498)      (640)
Total net increase
   (decrease) in fund           $ 2,606,758    187,893           $ 62,604       4,457     $ (1,342,478)   (99,484)


                                            Net
                                         increase
                                     Amount    Shares

Class A                           $ 568,601    38,423
Class B                             171,908    12,255
Class C                             201,516    14,486
Class F                             197,322    14,108
Class 529-A                          42,595     3,026
Class 529-B                          13,357       954
Class 529-C                          15,817     1,130
Class 529-E                           3,069       222
Class 529-F                             485        37
Class R-1                               761        58
Class R-2                            25,130     1,927
Class R-3                            24,508     1,865
Class R-4                             3,313       252
Class R-5                            58,502     4,123
Total net increase
   (decrease) in fund           $ 1,326,884    92,866



                                                                    Reinvestments of
                                                                     dividends and
                                     Sales(2)   Sales(2)             distributions                Repurchases(2)
                                     Amount     Shares             Amount      Shares           Amount     Shares
Year ended February 28, 2002
Class A                         $ 1,390,170     85,936          $ 328,360      19,637       $ (878,684)   (54,504)
Class B                             154,318      9,654              3,789         229          (12,276)      (780)
Class C                             120,095      7,600              1,336          81           (3,787)      (246)
Class F                             148,673      9,290              1,607          97          (11,896)      (782)
Class 529-A                             820         54                  -           -               (1)        -*
Class 529-B                             122          8                  -           -               -*         -*
Class 529-C                             123          8                  -           -               -*         -*
Total net increase
   (decrease) in fund           $ 1,814,321    112,550          $ 335,092      20,044       $ (906,644)   (56,312)




                                            Net
                                         increase
                                     Amount    Shares

Class A                          $ 839,846    51,069
Class B                            145,831     9,103
Class C                            117,644     7,435
Class F                            138,384     8,605
Class 529-A                            819        54
Class 529-B                            122         8
Class 529-C                            123         8
Total net increase
   (decrease) in fund          $ 1,242,769    76,282



* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
    R-5 shares were offered beginning May 15, 2002. Class C and F shares were offered beging March 15, 2001.
(2) Includes exchanges between share classes of the fund.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of February 28, 2003, the total value of restricted securities was $523,185,000, which represents 6.82% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,374,238,000 and $1,056,032,000, respectively, during the year ended February 28, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2003, the custodian fee of $125,000 includes $7,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                    (Loss) income from investment operations(2)
                                                                                Net
                                         Net asset                    (losses)gains
                                            value,           Net      on securities  Total from
                                         beginning    investment     (both realized  investment
                                         of period  income (loss)    and unrealized) operations
Class A:
 Year ended 2/28/2003                       $15.29          $.03             $(2.42)     $(2.39)
 Year ended 2/28/2002                        17.24           .09              (1.24)      (1.15)
 Year ended 2/28/2001                        19.00           .22                .38         .60
 Year ended 2/29/2000                        17.84           .13               3.61        3.74
 Year ended 2/28/1999                        16.93           .12               3.21        3.33
Class B:
 Year ended 2/28/2003                        15.12          (.07)             (2.39)      (2.46)
 Year ended 2/28/2002                        17.14          (.04)             (1.23)      (1.27)
 Period from 3/15/2000 to 2/28/2001          19.06           .09                .31         .40
Class C:
 Year ended 2/28/2003                        15.07          (.07)             (2.39)      (2.46)
 Period from 3/15/2001 to 2/28/2002          16.50          (.07)              (.59)       (.66)
Class F:
 Year ended 2/28/2003                        15.25           .03              (2.41)      (2.38)
 Period from 3/16/2001 to 2/28/2002          16.34           .05               (.33)       (.28)
Class 529-A:
 Year ended 2/28/2003                        15.29           .04              (2.43)      (2.39)
 Period from 2/15/2002 to 2/28/2002          15.48           .01               (.20)       (.19)
Class 529-B:
 Year ended 2/28/2003                        15.28          (.08)             (2.42)      (2.50)
 Period from 2/19/2002 to 2/28/2002          15.21          - (3)               .07         .07
Class 529-C:
 Year ended 2/28/2003                        15.28          (.08)             (2.42)      (2.50)
 Period from 2/19/2002 to 2/28/2002          15.21          - (3)               .07         .07
Class 529-E:
 Period from 3/7/2002 to 2/28/2003           16.08          (.01)             (3.22)      (3.23)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003          12.80           .01               - (3)        .01
Class R-1:
 Period from 6/26/2002 to 2/28/2003          13.96          (.04)             (1.19)      (1.23)
Class R-2:
 Period from 5/21/2002 to 2/28/2003          15.51          (.05)             (2.63)      (2.68)
Class R-3:
 Period from 6/4/2002 to 2/28/2003           15.06          (.01)             (2.17)      (2.18)
Class R-4:
 Period from 5/20/2002 to 2/28/2003          15.67           .02              (2.78)      (2.76)
Class R-5:
 Period from 5/15/2002 to 2/28/2003          15.72           .06              (2.85)      (2.79)




                                                 Dividends and distributions
                                          Dividends
                                          (from net    Distributions            Total      Net asset
                                         investment    (from capital    dividends and     value, end      Total
                                             income)           gains)   distributions      of period   return(4)
Class A:
 Year ended 2/28/2003                         $(.02)           $(.10)           $(.12)        $12.78     (15.70)%
 Year ended 2/28/2002                          (.09)            (.71)            (.80)         15.29      (7.08)
 Year ended 2/28/2001                          (.10)           (2.26)           (2.36)         17.24       3.03
 Year ended 2/29/2000                          (.10)           (2.48)           (2.58)         19.00      22.30
 Year ended 2/28/1999                          (.13)           (2.29)           (2.42)         17.84      21.07
Class B:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.56     (16.36)
 Year ended 2/28/2002                          (.04)            (.71)            (.75)         15.12      (7.82)
 Period from 3/15/2000 to 2/28/2001            (.06)           (2.26)           (2.32)         17.14       1.93
Class C:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.51     (16.42)
 Period from 3/15/2001 to 2/28/2002            (.06)            (.71)            (.77)         15.07      (4.44)
Class F:
 Year ended 2/28/2003                          (.04)            (.10)            (.14)         12.73     (15.74)
 Period from 3/16/2001 to 2/28/2002            (.10)            (.71)            (.81)         15.25      (2.12)
Class 529-A:
 Year ended 2/28/2003                          (.04)            (.10)            (.14)         12.76     (15.73)
 Period from 2/15/2002 to 2/28/2002               -                -                -          15.29      (1.23)
Class 529-B:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.68     (16.45)
 Period from 2/19/2002 to 2/28/2002               -                -                -          15.28        .46
Class 529-C:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.68     (16.45)
 Period from 2/19/2002 to 2/28/2002               -                -                -          15.28        .46
Class 529-E:
 Period from 3/7/2002 to 2/28/2003             (.02)            (.10)            (.12)         12.73     (20.18)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003            (.03)               -             (.03)         12.78        .05
Class R-1:
 Period from 6/26/2002 to 2/28/2003               -                -                -          12.73      (8.81)
Class R-2:
 Period from 5/21/2002 to 2/28/2003            (.02)            (.10)            (.12)         12.71     (17.37)
Class R-3:
 Period from 6/4/2002 to 2/28/2003             (.03)            (.10)            (.13)         12.75     (14.58)
Class R-4:
 Period from 5/20/2002 to 2/28/2003            (.05)            (.10)            (.15)         12.76     (17.74)
Class R-5:
 Period from 5/15/2002 to 2/28/2003            (.05)            (.10)            (.15)         12.78     (17.83)





                                                                                 Ratio of
                                                              Ratio of         net income
                                            Net assets,       expenses          (loss) to
                                          end of period     to average            average
                                           (in millions)    net assets         net assets
Class A:
 Year ended 2/28/2003                            $6,641           .77%               .25%
 Year ended 2/28/2002                             7,356            .71                .58
 Year ended 2/28/2001                             7,417            .67               1.18
 Year ended 2/29/2000                             7,270            .68                .72
 Year ended 2/28/1999                             5,939            .67                .70
Class B:
 Year ended 2/28/2003                               299           1.55               (.52)
 Year ended 2/28/2002                               174           1.49               (.27)
 Period from 3/15/2000 to 2/28/2001                  41           1.47  (6)           .50  (6)
Class C:
 Year ended 2/28/2003                               274           1.59               (.55)
 Period from 3/15/2001 to 2/28/2002                 112           1.61  (6)          (.46) (6)
Class F:
 Year ended 2/28/2003                               289            .82                .22
 Period from 3/16/2001 to 2/28/2002                 131            .84  (6)           .31  (6)
Class 529-A:
 Year ended 2/28/2003                                39            .78                .28
 Period from 2/15/2002 to 2/28/2002                   1            .03                .03
Class 529-B:
 Year ended 2/28/2003                                12           1.71               (.65)
 Period from 2/19/2002 to 2/28/2002                - (5)           .04                  -  (8)
Class 529-C:
 Year ended 2/28/2003                                14           1.69               (.63)
 Period from 2/19/2002 to 2/28/2002                - (5)           .04                  -  (8)
Class 529-E:
 Period from 3/7/2002 to 2/28/2003                    3           1.16  (6)          (.09) (6)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003                - (5)           .40                .07
Class R-1:
 Period from 6/26/2002 to 2/28/2003                   1           1.58  (6)(7)       (.49) (6)
Class R-2:
 Period from 5/21/2002 to 2/28/2003                  25           1.54  (6)(7)       (.46) (6)
Class R-3:
 Period from 6/4/2002 to 2/28/2003                   24           1.16  (6)(7)       (.09) (6)
Class R-4:
 Period from 5/20/2002 to 2/28/2003                   3            .81  (6)(7)        .24  (6)
Class R-5:
 Period from 5/15/2002 to 2/28/2003                  53            .48  (6)           .58  (6)


                                                                                    Year ended February 28 or 29
                                                                       2003        2002         2001         2000            1999

Portfolio turnover rate for all classes of shares                       18%         25%          39%          34%             36%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 2000 and 1999 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, annualized expense ratios would have been 3.01%, 2.21%, 1.29% and .95% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) Amount less than .01 percent.


Independent auditors' report

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 28, 2003


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2003, the fund paid a long-term capital gain distribution of $52,719,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                AMCAP FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                May 1, 2003

                         (as amended March 1, 2004)



This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of AMCAP Fund (the "fund" or "AMCAP") dated May 1, 2003. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       18
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       21
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       26
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       28
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Shareholder Account Services and Privileges . . . . . . . . . . . .       30
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       31
General Information . . . . . . . . . . . . . . . . . . . . . . . .       31
Class A Share Investment Results and Related Statistics . . . . . .       32
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Financial Statements



                              AMCAP Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINES

..    The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's Investment Adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets.

..    The fund may also invest in securities convertible into common stocks, straight debt securities (i.e., not convertible into equity), cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.


DEBT SECURITIES

..    The fund may invest in debt securities with an investment grade rating by
     Standard & Poor's Corporation or Moody's Investors Service, Inc. (or unrated but considered to be of equivalent quality).

                      *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.

                              AMCAP Fund - Page 2

Certain risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


                              AMCAP Fund - Page 3

U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


4(2) COMMERCIAL PAPER - The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage

                              AMCAP Fund - Page 4
commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. The fund's portfolio turnover rate for the fiscal year ended 2003 was 18%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.



                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by a fund.


1.   The fund may not invest in:

     (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

     (b)   commodities or commodity contracts;

     (c)   companies for the purpose of exercising control or management;

     (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

     (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

     (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

     (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.

                              AMCAP Fund - Page 5

3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.


Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.


The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval:


1. The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets. (Notwithstanding this restriction, if deemed advisable by its officers, compensation paid by the fund to its Directors may be invested in securities of this or other investment companies under a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.)

2. The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3. The fund may not issue senior securities except as permitted under the 1940 Act.

                              AMCAP Fund - Page 6

                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS AND OFFICERS

                                      YEAR FIRST                                             NUMBER OF BOARDS
                         POSITION      ELECTED                                                WITHIN THE FUND
                         WITH THE     A DIRECTOR        PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ ON WHICH
     NAME AND AGE          FUND     OF THE FUND/1/               PAST 5 YEARS                 DIRECTOR SERVES
-----------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------
 H. Frederick            Director        1998        Private investor; former President             19
 Christie                                            and Chief Executive Officer, The
 Age: 69                                             Mission Group (non-utility holding
                                                     company subsidiary of Southern
                                                     California Edison Company)
-----------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director        1998        Founder and President, M.A.D., Inc.             3
 Age: 56                                             (communications company); Former
                                                     Editor-in-Chief, Los Angeles Herald
                                                                      ------------------
                                                     Examiner
                                                     --------
-----------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director        1990        Chairman and Chief Executive Officer,          16
 Age: 67                                             Senior Resource Group LLC
                                                     (development and management of senior
                                                     living communities)
                                                                                            ---------------------
--------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director        1998        Private investor; Chairman and Chief            5
 Age: 49                                             Executive Officer, Ladera Management
                                                     Company (venture capital and
                                                     agriculture); former owner and
                                                     President, Energy Investment, Inc.
                                                                                            ---------------------
--------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director        1999        Senior Associate, Reuters Foundation;           3
 Age: 58                                             Senior Fellow, Institute for
                                                     International Economics; Senior
                                                     Adviser, Financial News of London;
                                                              ------------------------
                                                     former Vice President, The Brookings
                                                     Institution
-----------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director        1986        Chairman/Chief Executive Officer,               6
 Age: 63                                             Cairnwood, Inc. (venture capital
                                                     investment)
-----------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director        1998        President of the Salzburg Seminar;              3
 Age: 66                                             President Emeritus, Middlebury
                                                     College
-----------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director        1999        President, University of Southern               2
 Age: 62                                             California
-----------------------------------------------------------------------------------------------------------------


                          OTHER DIRECTORSHIPS/3// /HELD
     NAME AND AGE                  BY DIRECTOR
--------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
--------------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 69                 Southwest Water Company;
                         Valero L.P.
--------------------------------------------------------
 Mary Anne Dolan         None
 Age: 56
--------------------------------------------------------
 Martin Fenton           None
 Age: 67
--------------------------------------------------------
 Mary Myers Kauppila     None
 Age: 49
--------------------------------------------------------
 Bailey Morris-Eck       None
 Age: 58
--------------------------------------------------------
 Kirk P. Pendleton       None
 Age: 63
--------------------------------------------------------
 Olin C. Robison         None
 Age: 66
--------------------------------------------------------
 Steven B. Sample        UNOVA, Inc.;
 Age: 62                 William Wrigley Jr. Company
--------------------------------------------------------



                              AMCAP Fund - Page 7

                                                            PRINCIPAL OCCUPATION(S) DURING
                                           YEAR FIRST              PAST 5 YEARS AND
                                            ELECTED                 POSITIONS HELD              NUMBER OF BOARDS
                           POSITION        A DIRECTOR          WITH AFFILIATED ENTITIES          WITHIN THE FUND
                           WITH THE      AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER      COMPLEX/2/ ON WHICH
     NAME AND AGE            FUND        OF THE FUND/1/              OF THE FUND                 DIRECTOR SERVES
--------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
--------------------------------------------------------------------------------------------------------------------
 Claudia P.              President and     1992-1994      Senior Vice President, Capital                1
 Huntington              Director             1996        Research and Management Company
 Age: 51
--------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     Chairman of          1986        Chairman of the Board and                     2
 Age: 64                 the Board                        Principal Executive Officer,
                                                          Capital Research and Management
                                                          Company; Director, American Funds
                                                          Distributors, Inc.*; Director, The
                                                          Capital Group Companies, Inc.*;
                                                          Chairman of the Board, Capital
                                                          Management Services, Inc.*;
                                                          Director, Capital Strategy
                                                          Research, Inc.*
--------------------------------------------------------------------------------------------------------------------




                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                 BY DIRECTOR
------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------
 Claudia P.              None
 Huntington
 Age: 51
------------------------------------------------------
 R. Michael Shanahan     None
 Age: 64
------------------------------------------------------




                              AMCAP Fund - Page 8

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                             POSITION         YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                             WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE               FUND             OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour         Senior Vice               1996         Executive Vice President and Director, Capital Research and
 Age: 42                    President                             Management Company; Director, The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.        Senior Vice               1994         Executive Vice President and Director, Capital Research and
 Age: 54                    President                             Management Company; Director, American Funds Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson        Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 C. Ross                  Vice President             1999         Vice President and Director, Capital Research Company*
 Sappenfield
 Age: 37
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart R. Strachan       Vice President             2000         Vice President and Senior Counsel - Fund Business Management
 Age: 46                                                          Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams          Secretary             1984-1998       Vice President - Fund Business Management Group, Capital Research
 Age: 54                                             2000         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson          Treasurer                1998         Vice President - Fund Business Management Group, Capital Research
 Age: 34                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Robert P. Simmer      Assistant Treasurer           1994         Vice President - Fund Business Management Group, Capital Research
 Age: 42                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




* Company affiliated with Capital Research and Management Company.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except C. Ross Sappenfield, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                              AMCAP Fund - Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton               $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila         $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison             $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample            $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED FEBRUARY 28, 2003

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $14,000 to Directors who are not affiliated with the Investment Adviser, $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

                              AMCAP Fund - Page 10

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $18,650/3/                       $239,025 /3/
 Christie
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $20,000                          $108,000
------------------------------------------------------------------------------------------
 Martin Fenton                  $20,200/3/                       $214,500 /3/
------------------------------------------------------------------------------------------
 Mary Myers Kauppila            $20,600/3/                       $132,500 /3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $21,000/3/                       $107,000 /3/
------------------------------------------------------------------------------------------
 Kirk P. Pendleton              $20,500/3/                       $167,300 /3/
------------------------------------------------------------------------------------------
 Olin C. Robison                $20,500/3/                       $112,500 /3/
------------------------------------------------------------------------------------------
 Steven B. Sample               $19,250                          $  41,500
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Directors is as follows: H. Frederick Christie ($53,495), Martin Fenton ($93,558), Mary Myers Kauppila ($81,051), Bailey Morris-Eck ($47,172), Kirk P. Pendleton ($154,924) and Olin C. Robison ($62,247). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 1, 2003, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990. All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of the fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                              AMCAP Fund - Page 11

The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The B, C, F and 529 share classes are described in more detail in the fund's retail Statement of Additional Information. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. Four Audit Committee meetings were held during the 2003 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The fund has a Nominating Committee comprised of H. Frederick Christie, Mary Anne Dolan and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as

                              AMCAP Fund - Page 12
nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2003 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until March 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund (primarily measured by investment results), fees and expenses borne by the fund, financial results of the Investment Adviser (including comparisons to a group of publicly held mutual fund managers) and comparative data for other mutual funds and selected indexes.


In reviewing the quality of services provided to the fund, the Committee noted that, although the fund's absolute results were negative during the nine months ended September 30, 2002, its results relative to its peers were highly favorable both for 2001 and the five and ten years ended

                              AMCAP Fund - Page 13

September 30, 2002, which placed it among the upper rankings of its peer group. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement provides for monthly fees, accrued daily, based on the following annual rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.485%                  $0                         $1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion
------------------------------------------------------------------------------


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary

                              AMCAP Fund - Page 14
expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2003, 2002 and 2001, the Investment Adviser received from the fund advisory fees of $27,649,000, $27,071,000 and $27,225,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until March 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4 shares, the Investment Adviser agreed to pay a portion of these fees. For the year ended February 28, 2003, the total fees paid by the Investment Adviser were $46,000.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.

                              AMCAP Fund - Page 15

During the fiscal period ended 2003, administrative services fees, gross of any payments made by the Investment Adviser, were:


                                                        ADMINISTRATIVE SERVICES FEE
-----------------------------------------------------------------------------------------
                   CLASS R-1                                      $ 3,000
-----------------------------------------------------------------------------------------
                   CLASS R-2                                       57,000
-----------------------------------------------------------------------------------------
                   CLASS R-3                                       21,000
-----------------------------------------------------------------------------------------
                   CLASS R-4                                        2,000
-----------------------------------------------------------------------------------------
                   CLASS R-5                                       34,000
-----------------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2003            $4,196,000          $19,764,000
                                                 2002             3,477,000           16,084,000
                                                 2001             2,012,000            9,060,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the

                              AMCAP Fund - Page 16
existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.



For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.

                              AMCAP Fund - Page 17

During the 2003 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $17,325,000                 $2,488,000
------------------------------------------------------------------------------
       CLASS R-1                      2,000                        462
------------------------------------------------------------------------------
       CLASS R-2                     39,000                     12,000
------------------------------------------------------------------------------
       CLASS R-3                     25,000                      8,000
------------------------------------------------------------------------------
       CLASS R-4                      2,000                      1,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.

As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

         1717 Capital Management Company
         A. G. Edwards & Sons, Inc.
         AIG/SunAmerica Group
         American General/Franklin Financial
         Ameritas/The Advisors Group
         AXA Advisors, LLC
         Baird/NMIS Group
         Cadaret, Grant & Co., Inc.
         Cambridge Investment Research, Inc.
         Capital Analysts, Inc.
         Commonwealth Financial Network
         Cuna Brokerage Services, Inc.
         Deutsche Bank Securities Inc.
         Edward Jones
         Ferris, Baker Watts, Inc.
         GE Independent Accountant Network
         Hefren-Tillotson, Inc.
         Hornor, Townsend & Kent, Inc.
         ING Advisors Network
         InterSecurities, Inc.
         Investacorp, Inc.
         Janney Montgomery Scott LLC
         Jefferson Pilot Securities Corporation
         JJB Hilliard/PNC Bank
         Legg Mason Wood Walker, Inc.
         Lincoln Financial Advisors Corporation
         Linsco/Private Ledger Corp.
         McDonald Investments/Society National Bank
         Merrill Lynch, Pierce, Fenner & Smith Inc.
         Metlife Enterprises
         MML Investors Services, Inc.
         Morgan Keegan & Company, Inc.
         NatCity Investment, Inc.
         National Planning Holdings
         NFP Securities, Inc.
         PacLife Group
         Park Avenue Securities LLC
         Princor/PPI
         ProEquities, Inc.
         Raymond James Group
         RBC Dain Rauscher Inc.
         Securian/C.R.I.
         Securities Service Network Inc.
         Signator Investors, Inc.
         Smith Barney
         Stifel, Nicolaus & Company, Inc.
         The O.N. Equity Sales Company
         UBS Financial Services Inc.
         US Bancorp Piper Jaffray Group
         Wachovia Group
         WS Griffith Securities, Inc.




                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.



To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.

                              AMCAP Fund - Page 18

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

                              AMCAP Fund - Page 19

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a

                              AMCAP Fund - Page 20
partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to

                              AMCAP Fund - Page 21
retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.

                              AMCAP Fund - Page 22

FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.


                              AMCAP Fund - Page 23

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)




                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.

                              AMCAP Fund - Page 24

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers (including assistants directly employed by individual registered investment advisers) registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates:

                              AMCAP Fund - Page 25

1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

                              AMCAP Fund - Page 26

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be

                              AMCAP Fund - Page 27
     aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the

                              AMCAP Fund - Page 28
offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations

                              AMCAP Fund - Page 29
to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.

                              AMCAP Fund - Page 30

                      EXECUTION OF PORTFOLIO TRANSACTIONS


The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001, amounted to $7,880,000, $4,817,000 and $5,291,000, respectively.



                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $9,074,000 for Class A shares for the 2003 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Directors who are not interested

                              AMCAP Fund - Page 31
persons (as defined by the 1940 Act) of the fund. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's Investment Adviser or any of its affiliated companies, but provides an immaterial amount of estate planning and similar work for a limited number of Investment Adviser personnel. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on February 28 or 29. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- FEBRUARY 28, 2003

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.78
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.56


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 0.17% based on a 30-day (or one month) period ended February 28, 2003, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:

                              AMCAP Fund - Page 32

     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended February 28, 2003 were -20.53%, 2.41% and 9.88%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended February 28, 2003 were -15.70%, 3.63% and 10.53%, respectively.



The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

                              AMCAP Fund - Page 33

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

                              AMCAP Fund - Page 34

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

                              AMCAP Fund - Page 35

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

                              AMCAP Fund - Page 36

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C

"A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                              AMCAP Fund - Page 37


Amcap Fund
Investment portfolio, February 28, 2003

[BEGIN PIE CHART]
INDUSTRY DIVERSIFICATION
Commercial services & supplies 7.39%
Pharmaceuticals 5.22%
Semiconductor equipment & products 5.18%
Media 5.16%
Diversified financials 5.02%
Other industries 49.08%
Cash & equivalents 22.95%
[END PIE CHART]

LARGEST EQUITY HOLDINGS          Percent
                                  of net
                                  assets
Cisco Systems                     1.79%
eBay                              1.67
Concord EFS                       1.63
Capital One Financial             1.55
Lowe's Companies                  1.49
Medtronic                         1.49
Fannie Mae                        1.44
American International Group      1.39
Oracle                            1.36
Applied Materials                 1.33

                                                                                                            Market
                                                                                                             value
Equity securities (common and convertible preferred stocks)                               Shares              (000)

COMMERCIAL SERVICES & SUPPLIES  -  7.39%
Concord EFS, Inc.  (1)                                                                11,300,000      $    125,430
Avery Dennison Corp.                                                                   1,744,200           100,117
Robert Half International Inc.  (1)                                                    5,900,000            79,001
Paychex, Inc.                                                                          1,600,000            41,952
Sabre Holdings Corp., Class A  (1)                                                     2,500,000            41,400
DeVry Inc.  (1)                                                                        2,283,700            39,006
Ceridian Corp.  (1)                                                                    2,400,000            33,120
Automatic Data Processing, Inc.                                                          800,000            26,000
Pitney Bowes Inc.                                                                        700,000            21,728
Education Management Corp.  (1)                                                          550,000            20,834
ServiceMaster Co.                                                                      1,700,000            16,609
Apollo Group, Inc., Class A  (1)                                                         325,000            15,060
Ionics, Inc.  (1)                                                                        354,200             7,364


PHARMACEUTICALS  -  5.22%
Bristol-Myers Squibb Co.                                                               4,225,000            98,442
Forest Laboratories, Inc.  (1)                                                         1,800,000            89,640
Eli Lilly and Co.                                                                      1,395,000            78,901
Medicis Pharmaceutical Corp., Class A  (1)                                             1,325,000            61,745
Pfizer Inc                                                                             1,218,200            36,327
Merck & Co., Inc.                                                                        400,000            21,100
Schering-Plough Corp.                                                                    800,000            14,416


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  5.18%
Applied Materials, Inc.  (1)                                                           7,900,000           102,542
Texas Instruments Inc.                                                                 4,000,000            67,000
Linear Technology Corp.                                                                1,700,000            52,139
Xilinx, Inc.  (1)                                                                      2,250,000            51,525
Maxim Integrated Products, Inc.                                                        1,350,000            46,629
Altera Corp.  (1)                                                                      3,100,000            38,843
KLA-Tencor Corp.  (1)                                                                    550,000            19,662
Analog Devices, Inc.  (1)                                                                650,000            18,954


MEDIA  -  5.16%
Viacom Inc., Class B, nonvoting  (1)                                                   2,700,000           100,251
AOL Time Warner Inc.  (1)                                                              8,647,500            97,890
Comcast Corp., Class A, special stock, nonvoting  (1)                                  2,500,000            70,225
Liberty Media Corp., Class A  (1)                                                      7,600,000            69,844
Interpublic Group of Companies, Inc.                                                   5,995,300            57,855


DIVERSIFIED FINANCIALS  -  5.02%
Capital One Financial Corp.                                                            3,851,200           119,272
Fannie Mae                                                                             1,731,000           110,957
SLM Corp.                                                                                725,000            78,989
Freddie Mac                                                                            1,400,000            76,510


MULTILINE RETAIL  -  4.12%
Kohl's Corp.  (1)                                                                      2,090,000           102,201
Target Corp.                                                                           3,350,000            95,977
Dollar General Corp.                                                                   8,410,000            87,380
Costco Wholesale Corp.  (1)                                                            1,000,000            30,520


HEALTH CARE EQUIPMENT & SUPPLIES  -  3.60%
Medtronic, Inc.                                                                        2,560,000           114,432
Applera Corp. - Applied Biosystems Group                                               3,630,900            66,627
Guidant Corp.  (1)                                                                     1,713,300            61,268
Becton, Dickinson and Co.                                                              1,000,000            34,400


SOFTWARE  -  3.30%
Oracle Corp.  (1)                                                                      8,710,000           104,172
Microsoft Corp.                                                                        2,720,000            64,464
National Instruments Corp.  (1)                                                        1,412,500            47,573
Macromedia, Inc.  (1)                                                                  2,000,000            31,680
Cadence Design Systems, Inc.  (1)                                                        500,000             5,295


HEALTH CARE PROVIDERS & SERVICES  -  3.08%
Express Scripts, Inc.  (1)                                                             1,900,000            98,268
WellPoint Health Networks Inc.  (1)                                                      850,000            57,808
HCA Inc.                                                                               1,400,000            57,736
IMS Health Inc.                                                                        1,484,600            22,269


INSURANCE  -  2.52%
American International Group, Inc.                                                     2,168,750           106,898
First American Corp.                                                                   1,500,000            34,650
Reinsurance Group of America, Inc.                                                     1,000,000            26,430
Mercury General Corp.                                                                    700,000            25,347


INTERNET & CATALOG RETAIL  -  2.47%
eBay Inc.  (1)                                                                         1,640,000           128,609
USA Interactive  (1)                                                                   2,500,000            61,325


SPECIALTY RETAIL  -  2.24%
Lowe's Companies, Inc.                                                                 2,920,000           114,756
Gap, Inc.                                                                              3,880,000            50,595
AutoZone, Inc.  (1)                                                                      100,000             6,580


BANKS  -  1.99%
Wells Fargo & Co.                                                                      1,700,000            77,095
M&T Bank Corp.                                                                           959,230            75,798


HOTELS, RESTAURANTS & LEISURE  -  1.91%
Carnival Corp.                                                                         2,925,200            67,192
Brinker International, Inc.  (1)                                                       1,725,000            47,817
International Game Technology  (1)                                                       312,500            24,556
Papa John's International, Inc.  (1)                                                     300,000             7,131


WIRELESS TELECOMMUNICATION SERVICES  -  1.89%
Nextel Communications, Inc., Class A  (1)                                              6,150,000            86,592
AT&T Wireless Services, Inc.  (1)                                                      7,703,300            45,526
Western Wireless Corp., Class A  (1)                                                   2,075,000            12,658


COMMUNICATIONS EQUIPMENT  -  1.79%
Cisco Systems, Inc.  (1)                                                               9,829,300           137,414


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.77%
Solectron Corp.  (1)                                                                  13,140,000            41,391
Sanmina-SCI Corp.  (1)                                                                 8,660,000            37,238
Jabil Circuit, Inc.  (1)                                                               1,737,000            28,852
Rogers Corp.  (1)                                                                        750,000            21,585
Tech Data Corp.  (1)                                                                     300,000             6,786


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.75%
CenturyTel, Inc.                                                                       2,890,000            79,186
ALLTEL Corp. 7.75% 2005                                                                  800,000            36,720
ALLTEL Corp.                                                                             417,700            18,137


OIL & GAS  -  1.43%
Devon Energy Corp.                                                                     1,200,000            57,840
Apache Corp.                                                                             800,000            52,224


COMPUTERS & PERIPHERALS  -  1.37%
EMC Corp.  (1)                                                                         8,500,000            62,815
International Business Machines Corp.                                                    300,000            23,385
Lexmark International, Inc., Class A  (1)                                                300,000            18,723


TOBACCO  -  1.26%
Altria Group, Inc. (formerly Philip Morris Companies Inc.)                             2,500,000            96,625


PERSONAL PRODUCTS  -  1.06%
Avon Products, Inc.                                                                    1,560,000            81,120


INDUSTRIAL CONGLOMERATES  -  0.97%
General Electric Co.                                                                   3,100,000            74,555


AIRLINES  -  0.96%
Southwest Airlines Co.                                                                 6,085,000            73,446


INTERNET SOFTWARE & SERVICES  -  0.72%
Yahoo! Inc.  (1)                                                                       2,655,600            55,369


ENERGY EQUIPMENT & SERVICES  -  0.67%
Schlumberger Ltd.                                                                      1,240,000            51,596


BIOTECHNOLOGY  -  0.65%
Genentech, Inc.  (1)                                                                     800,000            28,288
Amgen Inc.  (1)                                                                          400,000            21,856


MULTI-UTILITIES & UNREGULATED POWER  -  0.65%
Duke Energy Corp.                                                                      2,499,000            33,761
Calpine Corp.  (1)                                                                     5,750,000            16,043


OFFICE ELECTRONICS  -  0.64%
Zebra Technologies Corp., Class A  (1)                                                   775,000            48,887


FOOD & DRUG RETAILING  -  0.63%
Walgreen Co.                                                                           1,250,000            35,175
Albertson's, Inc.                                                                        700,000            13,181


IT CONSULTING & SERVICES  -  0.51%
Computer Sciences Corp.  (1)                                                           1,250,000            39,075


CONTAINERS & PACKAGING  -  0.42%
Sealed Air Corp.  (1)                                                                    900,000            32,643


CHEMICALS  -  0.40%
Cambrex Corp.                                                                          1,300,000            30,849


TEXTILES, APPAREL & LUXURY GOODS  -  0.18%
NIKE, Inc., Class B                                                                      300,000            13,911


Miscellaneous  -  4.13%
Other equity securities in initial period of acquisition                                                   317,406


Total equity securities (cost: $6,066,240,000)                                                           5,914,986



                                                                                       Principal            Market
                                                                                          amount             value
Short-term securities                                                                       (000)             (000)

Federal agency discount notes  -  12.81%
Freddie Mac 1.21%-1.285% due 3/6-5/29/2003                                           $   404,850      $    404,388
Fannie Mae 1.23%-1.60% due 3/5-6/16/2003                                                 359,900           359,288
Federal Home Loan Bank 1.225%-1.55% due 3/5-4/30/2003                                    219,927           219,691


Corporate short-term notes  -  9.93%
General Dynamics Corp. 1.24%-1.25% due 4/1-5/21/2003 (2)                                  85,800            85,659
Enterprise Funding Corp. 1.26%-1.28% due 3/17-4/17/2003 (2)                               47,800            47,741
Receivables Capital Corp. 1.28% due 3/14/2003 (2)                                         27,300            27,286
Pfizer Inc 1.24%-1.25% due 3/13-4/30/2003 (2)                                             72,800            72,729
Edison Asset Securitization LLC 1.56% due 3/12/2003 (2)                                   33,800            33,782
GE Financial Assurance Holdings Inc. 1.29% due 3/19/2003 (2)                              30,000            29,980
Citicorp 1.33% due 4/28/2003                                                              35,000            34,924
Corporate Asset Funding Co. Inc. 1.25% due 4/8-4/14/2003 (2)                              22,500            22,467
Merck & Co. Inc. 1.24%-1.25% due 3/7-3/27/2003                                            53,000            52,964
Preferred Receivables Funding Corp. 1.26%-1.265% due 3/10-4/21/2003 (2)                   51,800            51,756
Wells Fargo & Co. 1.29% due 3/24/2003                                                     50,000            49,957
Abbott Laboratories Inc. 1.23%-1.24% due 3/11-3/31/2003 (2)                               49,100            49,060
American Express Credit Corp. 1.24%-1.25% due 4/2-4/7/2003                                41,800            41,748
Schlumberger Technology Corp. 1.30%-1.32% due 3/3/2003 (2)                                41,300            41,296
Executive Jet Inc. 1.25%-1.28% due 3/6-3/18/2003 (2)                                      36,500            36,489
Kraft Foods Inc. 1.24% due 3/3-4/23/2003                                                  35,000            34,961
Harley-Davidson Funding Corp. 1.25% due 5/7/2003 (2)                                      25,000            24,940
Schering Corp. 1.30% due 3/14/2003                                                        24,800            24,787
Total short-term securities (cost: $1,745,903,000)                                                       1,745,893


Total investment securities (cost: $7,812,143,000)                                                       7,660,879
Other assets less liabilities                                                                               15,844

Net assets                                                                                              $7,676,723

(1) Security did not produce income during the last 12 months.
(2) Restricted security that can be resold only to institutional investors.
    In practice, this security is as liquid as unrestricted securities in the portfolio.

The descriptions of the companies shown in the portfolio, which are obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THIS PORTFOLIO SINCE AUGUST 31, 2002
Amgen
Apache
Automatic Data Processing
Costco Wholesale
Devon Energy
Express Scripts
First American
General Electric
HCA
Oracle
Sealed Air
Target


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE AUGUST 31,2002
Big Lots
Clear Channel Communications
Electronics for Imaging
Equifax
First Data
Intuit
PMC-Sierra
Staples
VeriSign


Financial statements
Statement of assets and liabilities at February 28, 2003
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market (cost: $7,812,143)                                                            $7,660,879
 Cash                                                                                                                 144
 Receivables for:
  Sales of investments                                                                   $20,960
  Sales of fund's shares                                                                  18,567
  Dividends                                                                                4,933                   44,460
                                                                                                                7,705,483
Liabilities:
 Payables for:
  Purchases of investments                                                                14,740
  Repurchases of fund's shares                                                             6,991
  Investment advisory services                                                             2,087
  Services provided by affiliates                                                          4,158
  Deferred Directors' compensation                                                           763
  Other fees and expenses                                                                     21                   28,760
Net assets at February 28, 2003                                                                                $7,676,723

Net assets consist of:
 Capital paid in on shares of capital stock                                                                    $8,014,023
 Undistributed net investment income                                                                                1,125
 Accumulated net realized loss                                                                                   (187,161)
 Net unrealized depreciation                                                                                     (151,264)
Net assets at February 28, 2003                                                                                $7,676,723

Total authorized capital stock - 750,000 shares, $1.00 par value
                                                                                          Shares          Net asset value
                                                                Net assets           outstanding             per share (1)

Class A                                                          6,640,624               519,627                   $12.78
Class B                                                            298,515                23,762                    12.56
Class C                                                            274,302                21,921                    12.51
Class F                                                            289,127                22,713                    12.73
Class 529-A                                                         39,303                 3,080                    12.76
Class 529-B                                                         12,204                   962                    12.68
Class 529-C                                                         14,435                 1,138                    12.68
Class 529-E                                                          2,829                   222                    12.73
Class 529-F                                                            470                    37                    12.78
Class R-1                                                              743                    58                    12.73
Class R-2                                                           24,489                 1,927                    12.71
Class R-3                                                           23,770                 1,865                    12.75
Class R-4                                                            3,210                   252                    12.76
Class R-5                                                           52,702                 4,123                    12.78
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were
$13.56 and $13.54, respectively.


See Notes to Financial Statements

Statement of operations for the year ended February 28, 2003
(dollars in thousands)
Investment income:
 Income:
  Dividends                                                                               $45,140
  Interest                                                                                 33,630                  $78,770

 Fees and expenses:
  Investment advisory services                                                             27,649
  Distribution services                                                                    22,635
  Transfer agent services                                                                   9,463
  Administrative services                                                                   1,058
  Reports to shareholders                                                                     323
  Registration statement and prospectus                                                       609
  Postage, stationery and supplies                                                          1,148
  Directors' compensation                                                                      12
  Auditing and legal                                                                           80
  Custodian                                                                                   125
  State and local taxes                                                                       112
  Other                                                                                        60
  Total expenses before reimbursement                                                      63,274
   Reimbursement of expenses                                                                   46                   63,228
 Net investment income                                                                                              15,542

Net realized loss and unrealized
 depreciation on investments:
 Net realized loss on investments                                                                                 (186,836)
 Net unrealized depreciation on investments                                                                     (1,186,878)
   Net realized loss and
    unrealized depreciation
    on investments                                                                                              (1,373,714)
Net decrease in net assets resulting
 from operations                                                                                               $(1,358,172)





Statement of changes in net assets
(dollars in thousands)
                                                                                       Year ended               Year ended
                                                                                     February 28,             February 28,
                                                                                             2003                     2002
Operations:
 Net investment income                                                                    $15,542                  $42,224
 Net realized (loss) gain on investments                                                 (186,836)                 127,310
 Net unrealized depreciation
  on investments                                                                       (1,186,878)                (739,189)
  Net decrease in net assets
   resulting from operations                                                           (1,358,172)                (569,655)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                     (13,443)                 (40,091)
 Distributions from net realized gain
  on investments                                                                          (52,719)                (316,801)
   Total dividends and distributions paid
    to shareholders                                                                       (66,162)                (356,892)

Capital share transactions                                                              1,326,884                1,242,769

Total (decrease) increase in net assets                                                   (97,450)                 316,222

Net assets:
 Beginning of year                                                                      7,774,173                7,457,951
 End of year (including undistributed net investment
  income and distributions in excess of
  net investment income: $1,125 and $(824),
  respectively)                                                                        $7,676,723               $7,774,173



See Notes to Financial Statements

Notes to financial statements


1. Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge   Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5%                 Classes B and 529-B
                                               to zero                          convert to
                                               for redemptions within           classes A and 529-A,
                                               six years of                     respectively, after
                                               purchase                         eight years

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within        Class C converts to Class F
                                                one year of purchase          after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:


         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; expenses deferred for tax purposes; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of February 28, 2003, the cost of investment securities for federal income tax purposes was $7,812,466,000.

During the year ended February 28, 2003, the fund reclassified $150,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income                                   $1,888
Short-term and long-term capital loss deferrals                     (186,838)
Gross unrealized appreciation on investment securities               991,598
Gross unrealized depreciation on investment securities            (1,143,185)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $134,958,000 expiring in 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $51,880,000, that were realized during the period November 1, 2002 through February 28, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Share class(1)
                               Distributions from Distributions from        Distributions             Total
                                  ordinary income    ordinary income       from long-term     distributions
                                   Net investment         Short-term        capital gains              paid
                                           income      capital gains
Year ended
February 28, 2003
Class A                                  $ 12,397                  -             $ 48,179          $ 60,576
Class B                                         -                  -                1,603             1,603
Class C                                         -                  -                1,271             1,271
Class F                                       704                  -                1,310             2,014
Class 529-A                                    97                  -                  121               218
Class 529-B                                     -                  -                   36                36
Class 529-C                                     -                  -                   43                43
Class 529-E                                     3                  -                    7                10
Class 529-F                                    -*                  -                    -                -*
Class R-1                                       -                  -                    -                 -
Class R-2                                      17                  -                    1                18
Class R-3                                      18                  -                   -*                18
Class R-4                                       4                  -                   -*                 4
Class R-5                                     203                  -                  148               351
Total                                    $ 13,443                  -             $ 52,719          $ 66,162

                               Distributions from Distributions from        Distributions             Total
                                  ordinary income    ordinary income       from long-term     distributions
                                   Net investment         Short-term        capital gains              paid
                                           income      capital gains

Year ended
February 28, 2002
Class A                                  $ 39,097                  -            $ 310,752         $ 349,849
Class B                                       286                  -                3,626             3,912
Class C                                       228                  -                1,165             1,393
Class F                                       480                  -                1,258             1,738
Total                                    $ 40,091                  -            $ 316,801         $ 356,892

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
     R-5 shares were offered beginning May 15, 2002. Class C and F shares were offered beging March 15, 2001.

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. For the year ended February 28, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.358% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2003, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended February 28, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
                                                  -------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
    Class A         $17,325           $9,074        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          2,467             389          Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          2,049                               $307                $105            Not applicable
                                     Included
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F           545            Included             327                 90             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          27            Included             34                   5                  $23
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          67            Included             10                   5                   7
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          80            Included             12                   5                   8
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          7             Included              2                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          -*            Included             -*                  -*                   1
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           2             Included             -*                   3             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           39            Included              8                  49             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           25            Included              8                  13             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           2             Included              1                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             33                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $22,635           $9,463             $742                $277                 $39
----------------===============================================================================================
     *Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class(1)
                                                                    Reinvestments of
                                                                     dividends and
                                     Sales(2)   Sales(2)             distributions                Repurchases(2)
                                     Amount     Shares             Amount      Shares           Amount     Shares
Year ended February 28, 2003
Class A                         $ 1,671,380    119,951           $ 57,317       4,079     $ (1,160,096)   (85,607)
Class B                             212,471     15,363              1,557         111          (42,120)    (3,219)
Class C                             242,120     17,629              1,230          88          (41,834)    (3,231)
Class F                             275,462     19,996              1,808         130          (79,948)    (6,018)
Class 529-A                          43,692      3,112                217          16           (1,314)      (102)
Class 529-B                          13,598        973                 36           2             (277)       (21)
Class 529-C                          16,257      1,164                 43           3             (483)       (37)
Class 529-E                           3,096        224                 10           1              (37)        (3)
Class 529-F                             507         38                 -*          -*              (22)        (1)
Class R-1                               793         61                  -           -              (32)        (3)
Class R-2                            27,636      2,122                 18           1           (2,524)      (196)
Class R-3                            28,816      2,197                 18           1           (4,326)      (333)
Class R-4                             4,276        325                  4          -*             (967)       (73)
Class R-5                            66,654      4,738                346          25           (8,498)      (640)
Total net increase
   (decrease) in fund           $ 2,606,758    187,893           $ 62,604       4,457     $ (1,342,478)   (99,484)


                                            Net
                                         increase
                                     Amount    Shares

Class A                           $ 568,601    38,423
Class B                             171,908    12,255
Class C                             201,516    14,486
Class F                             197,322    14,108
Class 529-A                          42,595     3,026
Class 529-B                          13,357       954
Class 529-C                          15,817     1,130
Class 529-E                           3,069       222
Class 529-F                             485        37
Class R-1                               761        58
Class R-2                            25,130     1,927
Class R-3                            24,508     1,865
Class R-4                             3,313       252
Class R-5                            58,502     4,123
Total net increase
   (decrease) in fund           $ 1,326,884    92,866



                                                                    Reinvestments of
                                                                     dividends and
                                     Sales(2)   Sales(2)             distributions                Repurchases(2)
                                     Amount     Shares             Amount      Shares           Amount     Shares
Year ended February 28, 2002
Class A                         $ 1,390,170     85,936          $ 328,360      19,637       $ (878,684)   (54,504)
Class B                             154,318      9,654              3,789         229          (12,276)      (780)
Class C                             120,095      7,600              1,336          81           (3,787)      (246)
Class F                             148,673      9,290              1,607          97          (11,896)      (782)
Class 529-A                             820         54                  -           -               (1)        -*
Class 529-B                             122          8                  -           -               -*         -*
Class 529-C                             123          8                  -           -               -*         -*
Total net increase
   (decrease) in fund           $ 1,814,321    112,550          $ 335,092      20,044       $ (906,644)   (56,312)




                                            Net
                                         increase
                                     Amount    Shares

Class A                          $ 839,846    51,069
Class B                            145,831     9,103
Class C                            117,644     7,435
Class F                            138,384     8,605
Class 529-A                            819        54
Class 529-B                            122         8
Class 529-C                            123         8
Total net increase
   (decrease) in fund          $ 1,242,769    76,282



* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
    R-5 shares were offered beginning May 15, 2002. Class C and F shares were offered beging March 15, 2001.
(2) Includes exchanges between share classes of the fund.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of February 28, 2003, the total value of restricted securities was $523,185,000, which represents 6.82% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,374,238,000 and $1,056,032,000, respectively, during the year ended February 28, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2003, the custodian fee of $125,000 includes $7,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights (1)

                                                    (Loss) income from investment operations(2)
                                                                                Net
                                         Net asset                    (losses)gains
                                            value,           Net      on securities  Total from
                                         beginning    investment     (both realized  investment
                                         of period  income (loss)    and unrealized) operations
Class A:
 Year ended 2/28/2003                       $15.29          $.03             $(2.42)     $(2.39)
 Year ended 2/28/2002                        17.24           .09              (1.24)      (1.15)
 Year ended 2/28/2001                        19.00           .22                .38         .60
 Year ended 2/29/2000                        17.84           .13               3.61        3.74
 Year ended 2/28/1999                        16.93           .12               3.21        3.33
Class B:
 Year ended 2/28/2003                        15.12          (.07)             (2.39)      (2.46)
 Year ended 2/28/2002                        17.14          (.04)             (1.23)      (1.27)
 Period from 3/15/2000 to 2/28/2001          19.06           .09                .31         .40
Class C:
 Year ended 2/28/2003                        15.07          (.07)             (2.39)      (2.46)
 Period from 3/15/2001 to 2/28/2002          16.50          (.07)              (.59)       (.66)
Class F:
 Year ended 2/28/2003                        15.25           .03              (2.41)      (2.38)
 Period from 3/16/2001 to 2/28/2002          16.34           .05               (.33)       (.28)
Class 529-A:
 Year ended 2/28/2003                        15.29           .04              (2.43)      (2.39)
 Period from 2/15/2002 to 2/28/2002          15.48           .01               (.20)       (.19)
Class 529-B:
 Year ended 2/28/2003                        15.28          (.08)             (2.42)      (2.50)
 Period from 2/19/2002 to 2/28/2002          15.21          - (3)               .07         .07
Class 529-C:
 Year ended 2/28/2003                        15.28          (.08)             (2.42)      (2.50)
 Period from 2/19/2002 to 2/28/2002          15.21          - (3)               .07         .07
Class 529-E:
 Period from 3/7/2002 to 2/28/2003           16.08          (.01)             (3.22)      (3.23)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003          12.80           .01               - (3)        .01
Class R-1:
 Period from 6/26/2002 to 2/28/2003          13.96          (.04)             (1.19)      (1.23)
Class R-2:
 Period from 5/21/2002 to 2/28/2003          15.51          (.05)             (2.63)      (2.68)
Class R-3:
 Period from 6/4/2002 to 2/28/2003           15.06          (.01)             (2.17)      (2.18)
Class R-4:
 Period from 5/20/2002 to 2/28/2003          15.67           .02              (2.78)      (2.76)
Class R-5:
 Period from 5/15/2002 to 2/28/2003          15.72           .06              (2.85)      (2.79)




                                                 Dividends and distributions
                                          Dividends
                                          (from net    Distributions            Total      Net asset
                                         investment    (from capital    dividends and     value, end      Total
                                             income)           gains)   distributions      of period   return(4)
Class A:
 Year ended 2/28/2003                         $(.02)           $(.10)           $(.12)        $12.78     (15.70)%
 Year ended 2/28/2002                          (.09)            (.71)            (.80)         15.29      (7.08)
 Year ended 2/28/2001                          (.10)           (2.26)           (2.36)         17.24       3.03
 Year ended 2/29/2000                          (.10)           (2.48)           (2.58)         19.00      22.30
 Year ended 2/28/1999                          (.13)           (2.29)           (2.42)         17.84      21.07
Class B:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.56     (16.36)
 Year ended 2/28/2002                          (.04)            (.71)            (.75)         15.12      (7.82)
 Period from 3/15/2000 to 2/28/2001            (.06)           (2.26)           (2.32)         17.14       1.93
Class C:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.51     (16.42)
 Period from 3/15/2001 to 2/28/2002            (.06)            (.71)            (.77)         15.07      (4.44)
Class F:
 Year ended 2/28/2003                          (.04)            (.10)            (.14)         12.73     (15.74)
 Period from 3/16/2001 to 2/28/2002            (.10)            (.71)            (.81)         15.25      (2.12)
Class 529-A:
 Year ended 2/28/2003                          (.04)            (.10)            (.14)         12.76     (15.73)
 Period from 2/15/2002 to 2/28/2002               -                -                -          15.29      (1.23)
Class 529-B:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.68     (16.45)
 Period from 2/19/2002 to 2/28/2002               -                -                -          15.28        .46
Class 529-C:
 Year ended 2/28/2003                             -             (.10)            (.10)         12.68     (16.45)
 Period from 2/19/2002 to 2/28/2002               -                -                -          15.28        .46
Class 529-E:
 Period from 3/7/2002 to 2/28/2003             (.02)            (.10)            (.12)         12.73     (20.18)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003            (.03)               -             (.03)         12.78        .05
Class R-1:
 Period from 6/26/2002 to 2/28/2003               -                -                -          12.73      (8.81)
Class R-2:
 Period from 5/21/2002 to 2/28/2003            (.02)            (.10)            (.12)         12.71     (17.37)
Class R-3:
 Period from 6/4/2002 to 2/28/2003             (.03)            (.10)            (.13)         12.75     (14.58)
Class R-4:
 Period from 5/20/2002 to 2/28/2003            (.05)            (.10)            (.15)         12.76     (17.74)
Class R-5:
 Period from 5/15/2002 to 2/28/2003            (.05)            (.10)            (.15)         12.78     (17.83)





                                                                                 Ratio of
                                                              Ratio of         net income
                                            Net assets,       expenses          (loss) to
                                          end of period     to average            average
                                           (in millions)    net assets         net assets
Class A:
 Year ended 2/28/2003                            $6,641           .77%               .25%
 Year ended 2/28/2002                             7,356            .71                .58
 Year ended 2/28/2001                             7,417            .67               1.18
 Year ended 2/29/2000                             7,270            .68                .72
 Year ended 2/28/1999                             5,939            .67                .70
Class B:
 Year ended 2/28/2003                               299           1.55               (.52)
 Year ended 2/28/2002                               174           1.49               (.27)
 Period from 3/15/2000 to 2/28/2001                  41           1.47  (6)           .50  (6)
Class C:
 Year ended 2/28/2003                               274           1.59               (.55)
 Period from 3/15/2001 to 2/28/2002                 112           1.61  (6)          (.46) (6)
Class F:
 Year ended 2/28/2003                               289            .82                .22
 Period from 3/16/2001 to 2/28/2002                 131            .84  (6)           .31  (6)
Class 529-A:
 Year ended 2/28/2003                                39            .78                .28
 Period from 2/15/2002 to 2/28/2002                   1            .03                .03
Class 529-B:
 Year ended 2/28/2003                                12           1.71               (.65)
 Period from 2/19/2002 to 2/28/2002                - (5)           .04                  -  (8)
Class 529-C:
 Year ended 2/28/2003                                14           1.69               (.63)
 Period from 2/19/2002 to 2/28/2002                - (5)           .04                  -  (8)
Class 529-E:
 Period from 3/7/2002 to 2/28/2003                    3           1.16  (6)          (.09) (6)
Class 529-F:
 Period from 9/17/2002 to 2/28/2003                - (5)           .40                .07
Class R-1:
 Period from 6/26/2002 to 2/28/2003                   1           1.58  (6)(7)       (.49) (6)
Class R-2:
 Period from 5/21/2002 to 2/28/2003                  25           1.54  (6)(7)       (.46) (6)
Class R-3:
 Period from 6/4/2002 to 2/28/2003                   24           1.16  (6)(7)       (.09) (6)
Class R-4:
 Period from 5/20/2002 to 2/28/2003                   3            .81  (6)(7)        .24  (6)
Class R-5:
 Period from 5/15/2002 to 2/28/2003                  53            .48  (6)           .58  (6)


                                                                                    Year ended February 28 or 29
                                                                       2003        2002         2001         2000            1999

Portfolio turnover rate for all classes of shares                       18%         25%          39%          34%             36%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 2000 and 1999 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, annualized expense ratios would have been 3.01%, 2.21%, 1.29% and .95% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) Amount less than .01 percent.


Independent auditors' report

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 28, 2003


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2003, the fund paid a long-term capital gain distribution of $52,719,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.